UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2023

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 542-3130
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

(a) The 2023 annual meeting of stockholders (the “Annual Meeting”) of CareTrust REIT, Inc. (the “Company”) was held on April 27, 2023.
(b) At the Annual Meeting, the Company’s stockholders (i) elected the five nominees identified in the table below to the Board of Directors to serve until the Company’s 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) approved, on an advisory basis, a one-year frequency for future advisory votes on the compensation of the Company's named executive officers and(iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
Set forth below are the final voting tallies for the Annual Meeting:
Election of Directors

	For	Against	Abstain	Broker Non-Votes
Diana M. Laing	74,631,612	6,999,660	49,015	8,469,690
Anne Olson	80,875,411	754,850	50,026	8,469,690
Spencer G. Plumb	80,449,579	1,179,100	51,608	8,469,690
David M. Sedgwick	81,139,728	490,622	49,937	8,469,690
Careina D. Williams	80,539,363	1,093,630	47,294	8,469,690
Advisory Approval of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
79,392,654	2,160,510	127,123	8,469,690
Advisory Approval of the Frequency of Future Advisory Votes on Named Executive Officer Compensation

One Year	Two Years	Three Years	Abstain
79,411,160	54,417	2,147,752	66,958
Based on a consideration of the results of the advisory vote on the frequency of future advisory votes on named executive officer compensation, the Company’s Board of Directors determined that the Company will hold an advisory vote on named executive officer compensation every one year until the next required vote on the frequency of such votes.
Auditor Ratification

For	Against	Abstain
89,929,825	150,984	69,168

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2023	CARETRUST REIT, INC.

	By:	/s/ William M. Wagner
William M. Wagner
Chief Financial Officer and Treasurer